                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF MASSACHUSSETTS

IN RE: Molten Metal Technology, Inc. (Consolidated)        CASE NO: 97-21385-CJK
        DEBTOR                                            JUDGE: CAROL J. KENNER

                                                                      CHAPTER 11


MONTHLY OPERATING REPORT FOR MONTH ENDING:                               1/31/98
                                                                         -------

COMES NOW, MOLTEN METAL TECHNOLOGY, INC. (Consolidated) , Debtor in Possession, and hereby its Monthly Operating Report for the period commencing ####### and ending ####### as shown by the report and exhibits consisting of 10 pages and containing the following, as indicated:

               X   Monthly Reporting Questionnaire (Attachment 1)
            -------

               X   Comparative Balance Sheets (Forms OPR-1 and OPR-2)
            -------

               X   Summary of Accounts Receivable (Form OPR-3)
            -------

               X   Schedule of Post-Petition Liabilities (Form OPR-4)
            -------

               X   Income Statement (Form OPR-5)
            -------

               X   Statement of Sources and Uses of Cash (Form OPR-6)
            -------

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.


Date:  2/25/98                       DEBTOR-IN-POSSESSION
       -------

                                     By: /s/ F. Gordon Bitter
                                         ---------------------------------------
                                     Name & Title: F. Gordon Bitter, CEO & CFO
                                                   Molten Metal Technology, Inc.
                                                   400-2 Totten Pond Road
                                                   Waltham, MA 02109
                                                   Telephone:    781-487-7600

                         UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF MASSACHUSETTS

IN RE: Molten Metal Technology, Inc. (Consolidated)        CASE NO: 97-21385-CJK
        DEBTOR                                            JUDGE: CAROL J. KENNER


                                                                      CHAPTER 11

                      NOTE TO THE MONTHLY OPERATING REPORT:

     Consistent with the Debtor's historical accounting practices, this operating report accounts for all cash transfers among the Debtor and its affiliates and allocates some, but not all, of the expenses borne by one affiliate for the benefit of another or the others. In the absence of a decision for substantive consolidation, the Debtor will develop an appropriate allocation of expenses among the affiliated entities.

                           COMPARATIVE BALANCE SHEETS                 FORM OPR-1

Case Name: MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
Case Number 97-21385-CJK


                                                           MONTH ENDED:  1/31/98
                                                                         -------

                                                   FILING          MONTH           MONTH       MONTH   MONTH   MONTH   MONTH  MONTH
                                                    DATE           ENDED           ENDED       ENDED   ENDED   ENDED   ENDED  ENDED
                                                 12/03/1997        12/31/97      1/31/1998
                                                 -----------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS

Cash                                               4,654,326      7,712,988       7,222,698
Other negotiable instruments (i.e. CD's,
            Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)             7,589,596      7,768,045       6,001,822
Less: allowance for doubtful accounts               (150,000)      (150,000)       (150,000)
Accounts Receivable-Other                          3,362,193      3,114,234       3,630,556
Inventory, at cost                                 4,642,718      2,999,979       2,981,683
Prepaid expenses                                   2,944,501      3,432,683       3,590,453
Deposits                                             199,046        176,955         258,371
Other:
        Investment in Nichimen Joint Venture         433,739        433,739         433,739
        Investment in CW, LLC                      1,497,718      1,497,718       1,497,718
        Long Term Notes Receivable                20,806,950     20,806,950      20,806,950
        Restricted Cash Collateral Deposits        3,921,953      3,930,999       3,940,000

                                                 -----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                              49,902,740     51,724,290      50,213,990     0       0       0       0      0
                                                 -----------------------------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT, AT COST           158,480,555    158,577,054     158,881,900
Less:  Accumulated Depreciation                  (23,789,824)   (24,685,394)    (25,710,487)

                                                 -----------------------------------------------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT                134,690,731    133,891,660     133,171,413     0       0       0       0     0
                                                 -----------------------------------------------------------------------------------

OTHER ASSETS (Itemized if value exceeds
        10% of "Total Assets")
        Intangible Assets                         26,143,973     26,143,421      26,168,331     0
        Less:  Accumulated Amortization           (4,212,236)    (4,412,755)     (4,604,973)

                                                 -----------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                21,931,737     21,730,666      21,563,358     0       0       0       0     0
                                                 -----------------------------------------------------------------------------------

TOTAL ASSETS                                     206,525,208    207,346,616     204,948,761     0       0       0       0     0
                                                 ===================================================================================

                           COMPARATIVE BALANCE SHEETS                FORM OPR-2

Case Name: MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
Case Number 97-21385-CJK
                                                            MONTH ENDED: 1/31/98
                                                                         -------

                                                   FILING          MONTH           MONTH       MONTH   MONTH   MONTH   MONTH  MONTH
                                                    DATE           ENDED           ENDED       ENDED   ENDED   ENDED   ENDED  ENDED
                                                12/03/1997      12/31/1997      01/31/1998
                                                ------------------------------------------------------------------------------------
LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)                                      5,260,000       7,000,000
Unsecured Debt-Intercompany Obligations due
     to cash transfers in Post
     Petition Operations
Unsecured Debt-Obligations incurred in Post
     Petition Operations (See Form OPR-4)                          3,076,569       2,266,637

                                                ------------------------------------------------------------------------------------
TOTAL POST PETITION LIABILITIES                            0       8,336,569       9,266,637    0       0       0      0       0

PRE PETITION INTERCOMPANY LIABILITIES
DEFERRED REVENUE/DEFERRED INCOME                  12,378,455      10,623,523      10,213,992
TOTAL OTHER PRE PETITION LIABILITIES             242,148,750     241,463,644     242,349,829
                                                ------------------------------------------------------------------------------------

TOTAL LIABILITIES                                254,527,205     260,423,736     261,830,458    0       0       0      0       0
                                                ------------------------------------------------------------------------------------

SHAREHOLDERS' EQUITY (DEFICIT)

Preferred Stock                                   15,874,471      16,793,713      17,319,518
Common Stock                                         237,810         237,810         237,810
Paid in Capital                                  170,893,690     170,893,690     170,893,907
Valuation Allowance                                    9,683          11,636
Dividends Paid                                    (4,343,230)     (5,262,472)     (5,788,277)
Treasury Stock                                    (1,251,319)     (1,251,319)     (1,251,319)
Deferred Compensation                               (127,137)       (120,489)       (113,842)
Retained Earnings
     Through Filing Date                        (229,295,965)   (229,295,965)   (229,295,965)
     Post Filing Date                                             (5,083,724)     (8,883,529)

                                                ------------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)             (48,001,997)    (53,077,120)    (56,881,697)   0       0       0      0       0
                                                ------------------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY       206,525,208     207,346,616     204,948,761    0       0       0      0       0
                                                ====================================================================================

                         SUMMARY OF ACCOUNTS RECEIVABLE               FORM OPR-3

Case Name: MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
Case Number 97-21385-CJK

                                                            MONTH ENDED: 1/31/98
                                                                         -------

                                                                                  0-30          31-60          61-90        OVER
                                                                  TOTAL           DAYS           DAYS          DAYS        90 DAYS
                                                        ----------------------------------------------------------------------------
DATE OF FILING:  12/03/1997                                      7,589,596      4,116,989        943,972       797,630    1,731,005
                 Allowance for doubtful accounts                  (150,000)                                                (150,000)
                                                        ---------------------------------------------------------------------------
                                                                 7,439,596      4,116,989        943,972       797,630    1,581,005
                                                        ===========================================================================

MONTH:           12/31/1997                                      7,768,045      1,875,415      3,473,011       519,172    1,900,447
                 Allowance for doubtful accounts                  (150,000)                                                (150,000)
                                                        ---------------------------------------------------------------------------
                                                                 7,618,045      1,875,415      3,473,011       519,172    1,750,447
                                                        ===========================================================================

MONTH:           01/31/1998                                      6,001,822      1,290,680      1,267,373     1,458,561    1,985,208
                 Allowance for doubtful accounts                  (150,000)                                                (150,000)
                                                        ---------------------------------------------------------------------------
                                                                 5,851,822      1,290,680      1,267,373     1,458,561    1,835,208
                                                        ===========================================================================

MONTH:                                                                   0
                 Allowance for doubtful accounts                         0
                                                        ---------------------------------------------------------------------------
                                                                         0              0              0             0            0
                                                        ===========================================================================

MONTH:                                                                   0
                 Allowance for doubtful accounts                         0
                                                        ---------------------------------------------------------------------------
                                                                         0              0              0             0            0
                                                        ===========================================================================

MONTH:                                                                   0
                 Allowance for doubtful accounts                         0
                                                        ---------------------------------------------------------------------------
                                                                         0              0              0             0            0
                                                        ===========================================================================

MONTH:
                 Allowance for doubtful accounts
                                                        ---------------------------------------------------------------------------
                                                                         0              0              0             0            0
                                                        ===========================================================================

                           SCHEDULE OF POST PETITION LIABILITIES      FORM OPR-4

Case Name: MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
Case Number 97-21385-CJK

                                                            MONTH ENDED: 1/31/98
                                                            --------------------

                                                            DATE       DATE          TOTAL      0-30      31-60      61-90   OVER
                                                          INCURRED      DUE           DUE       DAYS      DAYS       DAYS   90 DAYS
                                                          --------------------------------------------------------------------------
TAXES PAYABLE

        Federal Income Taxes                                                           NONE
        FICA-Employer's Share                                                          NONE
        FICA-Employee's Share                                                          NONE
        Unemployment Tax                                                               NONE
        State Sales & Use Tax                                                          NONE
        State __________ Tax                                                           NONE
        Personal Property Tax                                                          NONE

                                                                            --------------------------------------------------------
TOTAL TAXES PAYABLE                                                                       0     0         0          0      0
                                                                            --------------------------------------------------------

POST PETITION SECURED DEBT
DIP FINANCING
     Post petition advances-Morgens
      Waterfall Financing                                 Various-  03/04/1998    7,000,000
                                                          January
ACCRUED INTEREST PAYABLE
     Post petition interest on Morgens
      Waterfall Financing

                                                                            --------------------------------------------------------
TOTAL POST PETITION SECURED DEBT                                                  7,000,000     0         0          0       0
                                                                            --------------------------------------------------------


POST PETITION UNSECURED DEBT
TRADE ACCOUNTS PAYABLE & OTHER:
     Trade Accounts Payable (see attached schedules)                                937,752
     Payroll withholdings
     Accrued Payroll
     Accrued expenses-Estimated liability incurred,
      but not invoiced as of the end of the period
      and deferred obligations.                                                   1,328,885

                                                                            --------------------------------------------------------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                                              2,266,637     0         0          0       0
                                                                            --------------------------------------------------------

TOTAL ALL POST PETITION LIABILITIES                                               9,266,637     0         0          0       0
                                                                            ========================================================

                                INCOME STATEMENT                      FORM OPR-5

Case Name: MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
Case Number 97-21385-CJK

                                                            MONTH ENDED: 1/31/98
                                                                         -------

                                                   PRE          POST          MONTH       MONTH    MONTH    MONTH    MONTH     MONTH
                                                 PETITION     PETITION        ENDED       ENDED    ENDED    ENDED    ENDED     ENDED
                                                12/03/1997   12/31/1997    01/31/1998
                                                ------------------------------------------------------------------------------------
NET REVENUE (INCOME)                                    0     4,103,641     1,797,407
                                                ------------------------------------------------------------------------------------

COST OF GOODS SOLD
     Salaries & wages                             224,548     1,676,135     1,353,865
     Less:  Salaries & wages capitalized
      in fixed assets                                                        (121,795)
     Benefits                                                   562,849       318,037
     Bad debt expense                                            18,625
     Cost of goods sold                                       1,200,000       (20,833)
     Decontamination & disposal                                  26,758        26,758
     Disposal costs-secondary wastes                            112,496       105,018
     Financing costs                                            212,000         9,000
     Insurance                                                  108,638       114,934
     Legal services                                             342,713
     Materials                                                1,151,084       866,199
     Office expense & supplies                                   37,650        21,138
     Other                                                       18,202        57,436
     Outside services                                           814,013       443,144
     Professional services                                      857,587        59,868
     Rent-equipment                                             104,873        39,324
     Rent-office/buildings                                      264,752       317,269
     Supplies-processing                                         18,515
     Taxes                                                       87,546        40,219
     Telephone                                                  134,438        46,167
     Transportation                                             110,472        93,218
     Travel & entertainment                                      43,509        71,260
     Utilities                                                  234,343         8,819

                                                ------------------------------------------------------------------------------------
TOTAL COST OF GOODS SOLD                          224,548     8,137,198     3,849,045     0        0        0        0         0
                                                ------------------------------------------------------------------------------------

INCOME BEFORE INTEREST, DEPRECIATION,
      TAXES, OR EXTRAORDINARY EXPENSES           (224,548)   (4,033,557)   (2,051,638)    0        0        0        0         0
                                                ------------------------------------------------------------------------------------

INTEREST(INCOME) EXPENSE                                         62,539        90,855
DEPRECIATION AND AMORTIZATION                                 1,096,271     1,217,312
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE                                          440,000
OTHER (INCOME) EXPENSE                                         (108,643)
(GAIN) LOSS ON SALE OF ASSETS
                                                ------------------------------------------------------------------------------------

NET INCOME (LOSS)                                (224,548)   (5,083,724)   (3,799,805)    0        0        0        0         0
                                                ====================================================================================

                     STATEMENT OF SOURCES AND USES OF CASH            FORM OPR-6

Case Name: MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
Case Number 97-21385-CJK

                                                            MONTH ENDED: 1/31/98
                                                                         -------

                                                             TOTAL        TOTAL
                                     PRE        POST         MONTH        MONTH         MONTH       MONTH       MONTH        MONTH
                                  PETITION    PETITION       ENDED        ENDED         ENDED       ENDED       ENDED        ENDED
                                  12/1-12/2  12/3-12/31   12/31/1997    01/31/1998
                                 ---------------------------------------------------------------------------------------------------
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                            (5,083,724)  (5,083,724)  (3,799,805)

Adjustments to Reconcile Net
Earnings to Net Cash
Provided (Used) by
 Operating Activities:
    Depreciation &
      Amortization                              1,096,271    1,096,271    1,217,312
    Decrease (Increase)-
      Accounts Receivable                          69,510       69,510    1,249,901
    Decrease (Increase)-
      Inventories                               1,642,739    1,642,739       18,296
    Decrease (Increase)-
      Prepaid Expenses                           (488,182)    (488,182)    (157,770)
    Decrease (Increase)-
      Other Assets                                 13,597       13,597      (90,417)
    Increase (Decrease)-
      Pre Petition Liabilities                 (2,440,220)  (2,440,220)     476,653
    Increase (Decrease)-
      Post Petition Liabilities                 3,076,569    3,076,569     (809,932)

                                 --------------------------------------------------------------------------------------------------
Net Cash Provided (Used) by
  Operating Activities                     0   (2,113,440)  (2,113,440)  (1,895,762)         0            0           0            0
                                 --------------------------------------------------------------------------------------------------

Cash Flows Used in Investing
Activities
    Capital Expenditures                          (96,499)     (96,499)    (329,756)
    Sale of Net Fixed Assets
                                 --------------------------------------------------------------------------------------------------
Net Cash Provided (Used) in
  Investing Activities                     0      (96,499)     (96,499)    (329,756)         0            0           0            0
                                 --------------------------------------------------------------------------------------------------

Cash Flows From Financing
Activities:
    Increase (Decrease)
     -Morgens Waterfall                         5,260,000    5,260,000    1,740,000
    Increase (Decrease)
     -Shareholder Valuations                        8,601        8,601       (4,772)

    Purchase of Treasury
      Stock-Preferred Shares

                                 --------------------------------------------------------------------------------------------------
Net Cash Provided (Used) in
  Financing Activities                     0    5,268,601    5,268,601    1,735,228          0            0           0            0
                                 --------------------------------------------------------------------------------------------------


NET INCREASE (DECREASE) IN CASH
AND CASH EQUIVALENTS                       0    3,058,662    3,058,662     (490,290)         0            0           0            0

Cash and Cash Equivalents
at Beginning of Period                          4,654,326    4,654,326    7,712,988   7,222,698   7,222,698   7,222,698    7,222,698
                                 ---------------------------------------------------------------------------------------------------

Cash and Cash Equivalents
at End of Period                           0    7,712,988    7,712,988    7,222,698   7,222,698   7,222,698   7,222,698    7,222,698
                                 ===================================================================================================

                                   CHAPTER 11                      ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

Case Name: MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
Case Number 97-21385-CJK

                                                            MONTH ENDED:1/31/98
                                                            --------------------

                                                                          PAGE 1

1.   PAYROLL

     State the amount of all executive wages paid and taxes withheld and paid.

Name and Title of                                                 Date                  Wages Paid                 Taxes Withheld
Executive                                                         Paid               Gross         Net            Due         Paid
-----------------                                              ---------------------------------------------------------------------
H. W. Arrowsmith, VP Nuclear Sales & Marketing                 1/9 & 1/23/98        17,308         9,996         5,439         5,439
Eugene Berman, VP, Regul, Legal, & Extern Aff                  1/9 & 1/23/98        13,354         7,400         5,067         5,067
F. Gordon Bitter, CEO & CFO, Director                          1/9 & 1/23/98        17,308        10,206         6,997         6,997
Steven Brien, VP, Chemical Sales & Marketing                   1/9 & 1/23/98        12,308         7,109         4,325         4,325
Victor E. Gatto, Jr., VP, Government Markets                   1/9 & 1/23/98        13,862        12,348         1,352         1,352
David Hoey, V,P Business Development                           1/9 & 1/23/98        12,308         8,022         4,126         4,126
F. James Howie, III, VP, Procurement                           1/9 & 1/23/98        10,240         7,186         2,901         2,901
Ethan E. Jacks, VP, General Counsel, Secretary                 1/9 & 1/23/98        12,694         3,901         4,397         4,397
James E. Johnston, VP, Technical Development                   1/9 & 1/23/98        10,791         5,743         3,827         3,827
Leonard Leal, VP, Industrial Sales                             1/9 & 1/23/98        13,101         5,947         6,149         6,149
Elliot J. Mark, Assistant Secretary                            1/9 & 1/23/98         6,558         3,893         2,314         2,314
Kathy Santoro, VP, Human Resources                             1/9 & 1/23/98         8,804         5,246         2,854         2,854
Charles W. Shaver, President & COO, Director                   1/9 & 1/23/98        19,615        11,449         7,239         7,239

                                                                                  --------------------------------------------------

TOTAL EXECUTIVE PAYROLL                                                            168,251        98,446        56,987        56,987
                                                                                  ==================================================


2.   INSURANCE

      Is Workers' Compensation and other insurance in effect?             Yes
                                                                        --------
      Are payments current?                                               Yes
                                                                        --------
      If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or coverage page.


                              COVERAGE       POLICY      EXPIRATION      PREMIUM
TYPE       CARRIER NAME        AMOUNT        NUMBER         DATE          AMOUNT
--------------------------------------------------------------------------------


                  SEE ATTACHED INSURANCE EXPIRATION CERTIFICATE
                  ---------------------------------------------

                                                                    ATTACHMENT 1

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

Case Name: MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
Case Number 97-21385-CJK


                                                                          PAGE 2


3.   BANK ACCOUNTS

                                                  MMT               MMT          TENNESSEE        TENNESSEE       ALEX
                                               OPERATING          PAYROLL        OPERATING         PAYROLL        BROWN
                                              ------------------------------------------------------------------------------
                                                                                                                  ALEX
Bank Name                                      U.S. TRUST       U.S. TRUST       U.S. TRUST      U.S. TRUST       BROWN

Account Number                                 1100937836       1100937844       110937851       1100937869       210-71007


BEGINNING BOOK BALANCE                         3,654,690            37,247         928,237           79,138           6,543

PLUS:  Deposits-Collections of A/R               875,456                         1,731,528
       Other Receipts                             70,259
       Loan Advances                           2,237,198

LESS:  Disbursements                          (3,957,371)
       Payroll                                       606          (795,494)                        (451,890)
       Returned Checks
       Loan Repayments                                 0

OTHER: Adjustments                                66,978           (23,302)           (488)          (9,269)
       Transfers In (Out)                       (795,000)          795,000        (396,000)         396,000

                                              ------------------------------------------------------------------------------

ENDING BOOK BALANCE                            2,152,816            13,451       2,263,277           13,979           6,543
                                              ==============================================================================

                                               OPPEN-            M4 LP          ESCROW AT        MMT FED
                                               HEIMER          OPERATING          ROPES          HOLDINGS           TOTAL
                                               -----------------------------------------------------------------------------
                                               OPPEN-                            ROPES &
Bank Name                                      HEIMER           SUNTRUST         GRAY            U.S. TRUST

Account Number                                 033-82238        0005618983                       002239244-1


BEGINNING BOOK BALANCE                         2,611,222           (8,294)         403,705               500       7,712,988

PLUS:  Deposits-Collections of A/R                                                                                 2,606,984
       Other Receipts                                                                                                 70,259
       Loan Advances                                                                                               2,237,198
                                                                                                                           0
LESS:  Disbursements                                                              (234,501)                       (4,191,872)
       Payroll                                                                                                    (1,246,778)
       Returned Checks                                                                                                     0
       Loan Repayments                                                                                                     0
                                                                                                                           0
OTHER: Adjustments                                                                                                    33,919
       Transfers In (Out)                                                                                                  0
                                                                                                                           0
                                               ------------------------------------------------------------------------------

ENDING BOOK BALANCE                            2,611,222           (8,294)         169,204               500       7,222,698
                                               ==============================================================================


4.   POST PETITION PAYMENTS TO PROFESSIONALS AND ON PRE PETITION DEBTS

     List any post petition payments to professional and payments on Pre-petition debts in the schedule below.


    Payments To/On                                   Amount      Date    Check #
    ---------------------------                     ---------------------------

    Professionals (attorneys, accountants, etc.):

                                                           NONE



                                                    ===============
                                                                 0
                                                    ===============

    PRE-PETITION DEBTS


                                                           NONE



                                                    ===============
    Total payments of pre-petition debts                         0
                                                    ===============

                         INSURANCE EXPIRATION STATEMENT                Exhibit D

                                                        INSURANCE      COVERAGE      POLICY    EXPIRATION     PREMIUM       COVERAGE
CARRIER NAME AND ADDRESS              TYPE                AGENT         AMOUNT       NUMBER       DATE         AMOUNT      PAID THRU
------------------------------------------------------------------------------------------------------------------------------------


     SEE ATTACHED


     I declare under penalty of perjury that the information provided on the attachments hereto is true and correct to the best of my knowledge and belief.


Date: 2/25/98
      -------

                                           Molten Metal Technology, Inc.


                                           By:/s/ F. Gordon Bitter
                                              ----------------------------------
                                                F. Gordon Bitter
                                                Chief Executive Officer




                                           MMT of Tennessee, Inc.


                                           By:/s/ F. Gordon Bitter
                                              ----------------------------------
                                                F. Gordon Bitter
                                                Vice President




                                           M4 Environmental, L.P..


                                           By:/s/ F. Gordon Bitter
                                              ----------------------------------
                                                M4 Environmental Managment, Inc.
                                                General Partner

                                           By:/s/ F. Gordon Bitter
                                              ----------------------------------
                                                F. Gordon Bitter
                                                Vice President


                                           MMT Federal Holdings, Inc.


                                           By:/s/ F. Gordon Bitter
                                              ----------------------------------
                                                F. Gordon Bitter
                                                Vice President